UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 1, 2008
Waste Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-25955	01-0780204
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)
1122 International Blvd., Suite 601, Burlington, Ontario, Canada L7L 6Z8
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (905) 319-1237
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
Signature
Ex-23.1 Consent of Crowe Horwath LLP
Ex-23.2 Consent of Blackman Kallick, LLP
Ex-99.1 Combined Financial Statements of Commercial Clean-up Enterprises, Inc. and We Haul of South Florida, Inc. as of and for the nine months ended September 30, 2008
Ex-99.2 Combined Financial Statements of Commercial Clean-up Enterprises, Inc. and We Haul of South Florida, Inc. as of and for the year ended December 31, 2007
Ex-99.3 Financial Statements of RIP, Inc. as of and for the nine months ended September 30, 2008
Ex-99.4 Financial Statements of RIP, Inc. as of and for the year ended December 31, 2007
Ex-99.5 Unaudited Pro Forma Condensed Consolidated Financial Information
EX-23.1
EX-23.2
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5

Explanatory Note
     This Form 8-K is being filed to provide the required historic audited financial information for Commercial Clean-up Enterprises, Inc. and We Haul of South Florida, Inc. (collectively, “Commercial Clean-up Enterprises”) and RIP, Inc. as well as unaudited pro forma financial information reflecting these acquisitions. This filing does not reflect events occurring after the acquisitions of these entities and does not modify or update any previously made disclosures other than as required to reflect the historic audited financial statements.
Section 2 — Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets.
     In December 2008, we acquired certain assets of Commercial Clean-up Enterprises, Inc. and We Haul of South Florida, Inc. (collectively, “Commercial Clean-up”), a construction and demolition hauling operation in Fort Myers and Naples, Florida, for a total purchase price of $6.1 million, of which $1.6 million is deferred and payable as we collect waste volumes from within the counties of Charlotte, Lee and Collier, Florida.
     In December 2008, we acquired RIP, Inc., the owner of a construction and demolition waste landfill in Citrus Country, Florida (the “RIP Landfill”), for an aggregate purchase price of $7.7 million. Should the site be permitted as a Class I landfill, Class III landfill, transfer station or a construction and demolition operation, the sellers are entitled to future royalties at varied rates per ton based on the volume and type of waste deposited at the site.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

The Combined Financial Statements of Commercial Clean-up Enterprises, Inc. and We Haul of South Florida, Inc. as of and for the nine months ended September 30, 2008 and as of and for the year ended December 31, 2007 are incorporated herein by reference from Exhibit 99.1 and Exhibit 99.2 to this Current Report.

The Financial Statements of RIP, Inc. as of and for the nine months ended September 30, 2008 and as of and for the year ended December 31, 2007 are incorporated herein by reference from Exhibit 99.3 and Exhibit 99.4 to this Current Report.

(b)	Pro forma financial information.

The Unaudited Pro Forma Condensed Consolidated Financial Statements of Waste Services, Inc. for the year ended December 31, 2007 and as of and for the nine months ended September 30, 2008 are incorporated herein by reference from Exhibit 99.5 to this Current Report.

(d)	Exhibits.

23.1	Consent of Crowe Horwath LLP

23.2	Consent of Blackman Kallick, LLP

99.1	Combined Financial Statements of Commercial Clean-up Enterprises, Inc. and We Haul of South Florida, Inc. as of and for the Nine Months Ended September 30, 2008

99.2	Combined Financial Statements of Commercial Clean-up Enterprises, Inc. and We Haul of South Florida, Inc. as of and for the Year Ended December 31, 2007

99.3	Financial Statements of RIP, Inc. as of and for the Nine Months Ended September 30, 2008

99.4	Financial Statements of RIP, Inc. as of and for the Year Ended December 31, 2007

99.5	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE SERVICES, INC.
By:	/s/ Ivan R. Cairns
Ivan R. Cairns
Executive Vice President and General Counsel Date: July 13, 2009